                                                                    Exhibit 99.4

                       GE CAPITAL MORTGAGE SERVICES, INC.

                               MONTHLY STATEMENT

                                   MARCH 1997

                  REMIC Multi-Class Pass-Through Certificates

                                 Series 1996-2

     Pursuant to the Pooling and Servicing Agreement dated as of January 1, 1996 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

(a) The amounts below (other than for Class R) are for a Single Certificate of $1,000:

     i) The amount of such distribution allocable to principal:

Class 2-A1 ....   $    5.34798210             Class 2-PO ....   $    1.26938491
                  ---------------                               ---------------
Class 2-A2 ....   $    5.34798213             Class 2-M .....   $    0.80353051
                  ---------------                               ---------------
Class 2-A3 ....   $    5.34798213             Class 2-B1 ....   $    0.80353035
                  ---------------                               ---------------
Class 2-A4 ....   $    3.09231040             Class 2-B2 ....   $    0.80353035
                  ---------------                               ---------------
Class 2-A5 ....   $    0.00000000             Class 2-B3 ....   $    0.80352794
                  ---------------                               ---------------
Class 2-A6 ....   $    0.00000000             Class 2-B4 ....   $    0.80352745
                  ---------------                               ---------------
Class 2-A7 ....   $    0.00000000             Class 2-B5 ....   $    0.80352915
                  ---------------                               ---------------
Class 2-A8 ....   $    0.80353025             Class 2-R .....   $    0.00000000
                  ---------------                               ---------------

     ii) Principal Prepayments included in the above principal distribution (including the Scheduled Principal Balances of all Defaulted Mortgage Loans and Defective Mortgage Loans purchased pursuant to
          Section 2.02, 2.03 (b) or 3.16, respectively, and any amounts deposited pursuant to Section 2.03(b) in connection with the substitution of any Mortgage Loans pursuant to Section 2.02 or 2.03(a), the proceeds of which are being distributed on such Distribution Date);

Class 2-A1 ....   $    4.23038872             Class 2-M .....   $    0.00000000
                  ---------------                               ---------------

Class 2-A2 ....   $    4.23038874             Class 2-B1 ....   $    0.00000000
                  ---------------                               ---------------
Class 2-A3 ....   $    4.23038874             Class 2-B2 ....   $    0.00000000
                  ---------------                               ---------------
Class 2-A4 ....   $    2.44609551             Class 2-B3 ....   $    0.00000000
                  ---------------                               ---------------
Class 2-A5 ....   $    0.00000000             Class 2-B4 ....   $    0.00000000
                  ---------------                               ---------------
Class 2-A6 ....   $    0.00000000             Class 2-B5 ....   $    0.00000000
                  ---------------                               ---------------
Class 2-A7 ....   $    0.00000000             Class 2-R .....   $    0.00000000
                  ---------------                               ---------------
Class 2-A8 ....   $    0.63561269
                  ---------------
Class 2-PO ....   $    1.00411548
                  ---------------

     iii) The amount of such distribution to the Certificateholders of each class, allocable to
          Interest:

Class 2-A1 ....        5.39254543             Class 2-M .....        5.77612380
                  ---------------                               ---------------
Class 2-A2 ....        5.19995450             Class 2-B1 ....        5.77612420
                  ---------------                               ---------------
Class 2-A3 ....        5.58513638             Class 2-B2 ....        5.77612420
                  ---------------                               ---------------
Class 2-A4 ....        5.57846100             Class 2-B3 ....        5.77612275
                  ---------------                               ---------------
Class 2-A5 ....        5.83333320             Class 2-B4 ....        5.77612313
                  ---------------                               ---------------
Class 2-A6 ....        5.83333286             Class 2-B5 ....        5.77612535
                  ---------------                               ---------------
Class 2-A7 ....        5.83333322             Class 2-R .....        0.00000000
                  ---------------                               ---------------
Class 2-A8 ....        5.77612425             Class 2-S .....        0.46452037
                  ---------------                               ---------------

     iv)  The amount of servicing compensation received by
          the Company during the month preceding the month
          of distribution ..................................          67,532.19
                                                                ---------------

(b)  The amounts below are for the aggregate of all Certificates.

     v)   The Pool Scheduled Principal Balances of each
          Mortgage Pool on the preceding Due Date after
          giving effect to all distributions allocable to
          principal made on such Distribution
          Date .............................................   $ 379,428,385.76
                                                                ---------------


          The aggregate number of Mortgage Loans included in
          the Scheduled Principal Balance set forth
          above ............................................              1,347
                                                                ---------------

     vi)  The Class Certificate Principal Balance of each
          Class and the Certificate Principal Balance of a Single Certificate of each Class after giving effect to (i) all distributions allocable to principal made on such Distribution Date and (ii) the allocation of any Realized Losses and any Subordinate Writedown Certificate Amount for such
          Distribution Date:

                                       Class Certificate         Single
                                       Principal Balance   Certificate Balance
                                       -----------------   -------------------

                    Class 2-A1 ....      $ 59,775,670.09               919.09
                                         ---------------      ---------------
                    Class 2-A2 ....      $ 73,527,070.42               919.09
                                         ---------------      ---------------
                    Class 2-A3 ....      $ 73,527,070.42               919.09
                                         ---------------      ---------------
                    Class 2-A4 ....      $ 47,660,764.15               953.22
                                         ---------------      ---------------
                    Class 2-A5 ....      $ 25,000,000.00             1,000.00
                                         ---------------      ---------------
                    Class 2-A6 ....      $  7,000,000.00             1,000.00
                                         ---------------      ---------------
                    Class 2-A7 ....      $ 30,361,000.00             1,000.00
                                         ---------------      ---------------
                    Class 2-A8 ....      $ 39,575,567.98               989.39
                                         ---------------      ---------------
                    Class 2-PO ....      $    207,907.41               984.83
                                         ---------------      ---------------
                    Class 2-M .....      $  7,927,975.67               989.39
                                         ---------------      ---------------
                    Class 2-B1 ....      $  4,954,861.12               989.39
                                         ---------------      ---------------
                    Class 2-B2 ....      $  4,954,861.12               989.39
                                         ---------------      ---------------
                    Class 2-B3 ....      $  1,982,735.95               989.39
                                         ---------------      ---------------
                    Class 2-B4 ....      $  1,189,245.83               989.39
                                         ---------------      ---------------

                    Class 2-B5 ....      $  1,783,655.60               989.39
                                         ---------------       --------------
                    Class 2-R .....      $          0.00                 0.00
                                         ---------------       --------------
                    Class 2-S .....     $ 371,824,639.75               928.06

                                         ---------------       --------------

     vii) The following pertains to any real estate acquired on behalf of Certificateholders through foreclosure, or grant of a deed in lieu of foreclosure or otherwise, of any REO Mortgage
          Loan:

          book value .......................................    $             0
                                                                ---------------
          unpaid principal balance .........................    $             0
                                                                ---------------
          number of related mortgage loans .................                  0
                                                                ---------------

    viii) The aggregate number and aggregate Principal
          Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were;

          (a)  delinquent
            (1)  30-59 days
             Number                12       Principal Balance   $  3,714,772.54
                      ---------------                           ---------------
            (2)  60-89 days
             Number                 3       Principal Balance   $    701,572.05
                      ---------------                           ---------------
            (3)  90 days or more
             Number                 1       Principal Balance   $    248,724.37
                      ---------------                           ---------------

          (b)  in foreclosure
             Number                 2       Principal Balance   $    430,278.82
                      ---------------                           ---------------

     ix)  The Scheduled Principal Balance of any Mortgage
          Loan replaced pursuant to Section 2.03(b), and of
          any Modified Mortgage Loan purchased pursuant to
          Section 3.01(c); .................................    $          0.00
                                                                ---------------


     x) The Certificate Interest Rates, applicable to the Interest Accrual Period relating to such Distribution Date:

              Class 2-S: ..................       0.586400%
                                            ---------------


     1.   Senior Percentage for such Distribution Date: ....        94.00680700%
                                                                ---------------

     2.   Group I Senior Percentage for such Distribution

          Date: ............................................        83.60095600%
                                                                ---------------

     3.   Group II Senior Percentage for such Distribution
          Date: ............................................        10.40585100%
                                                                ---------------

     4.   Senior Prepayment Percentage for such Distribution
          Date: ............................................       100.00000000%
                                                                ---------------

     5.   Group I Senior Prepayment Percentage for such
          Distribution Date: ...............................       100.00000000%
                                                                ---------------

     6.   Group II Senior Prepayment Percentage for such
          Distribution Date: ...............................         0.00000000%
                                                                ---------------

     7.   Junior Percentage for such Distribution Date: ....         5.99319300%
                                                                ---------------

     8.   Junior Prepayment Percentage for such Distribution
          Date: ............................................         0.00000000%
                                                                ---------------